UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2022

TOYOTA AUTO RECEIVABLES 2022-C OWNER TRUST
(Exact name of Issuing Entity as specified in its charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact name of Depositor/Registrant as specified in its charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-259868 333-259868-03	95-3775816
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2022, Toyota Auto Finance Receivables LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2022-C Owner Trust (the “Trust”).  The Trust granted a security interest in the Receivables to U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $323,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $365,400,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $156,600,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of  $490,000,000; (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $127,500,000; and (vi) Class B Asset-Backed Notes in the aggregate original principal amount of $37,500,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file copies of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement, Securities Account Control Agreement and Asset Representations Review Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated August 8, 2022, among Toyota Auto Finance Receivables LLC (“TAFR LLC”), Toyota Motor Credit Corporation (“TMCC”), and Citigroup Global Markets Inc.,

BMO Capital Markets Corp., BofA Securities, Inc. and Credit Agricole Securities (USA) Inc., acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, dated as of August 16, 2022, between TAFR LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of August 16, 2022, among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary.

4.3	Sale and Servicing Agreement, dated as of August 16, 2022, among TAFR LLC, as seller, TMCC, as servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, dated as of August 16, 2022, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, dated as of August 16, 2022, among TMCC, as administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, dated as of August 16, 2022, among TAFR LLC, as pledgor, the Indenture Trustee, as secured party, and U.S. Bank National Association, as securities intermediary.

4.7
Asset Representations Review Agreement, dated as of August 16, 2022, among the Trust, as issuer, TMCC, as servicer and administrator and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1*	Depositor Certification, dated August 8, 2022, for shelf offerings of asset-backed securities.
_____________
* Previously filed on Form 8-K on August 10, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Stephen Bishop
	Name:	Stephen Bishop
	Title:	Secretary

Date: August 16, 2022